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                                                                     Exhibit 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
No. 333-21951 of MFRI, Inc. on Form S-3 of our report dated April 18, 1997, appearing in the Annual Report on Form 10-K of MFRI, Inc. for the year ended January 31, 1997, and to the reference to us under the heading "Experts" in the Prospectus which is part of this Registration Statement.



DELOITTE & TOUCHE LLP
Chicago, Illinois
April 30, 1997